UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                FORM 8-K/A

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            February 1, 1996

                            DSI INDUSTRIES, INC.
          (Exact name of registrant as specified in its charter)


       DELAWARE                          0-15784                     13-3273041
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation)                                               Identification No.)


5211 Brownfield Highway, Suite 230, Lubbock, Texas                       79407
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code               (806) 785-8400



                                       NONE
           (Former name or former address, if changed since last report)


Item 4               Changes in Registrants' Certifying Accountant.


(a)  (vi) The letter referred to on the original 8-K filing from Weinick
         Sanders & Co., LLP stating whether or not it agreed with the statements made was not available as an exhibit for The filing of the 8-K, but is now attached as exhibit 16.


Item 7.               Financial Statements and Exhibits.

         The following exhibit is hereby filed with this Report:


Exhibit
Number                     Description
 16      Letter from Weinick, Sanders & Co. LLP dated January 16, 1996.




                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                            DSI Industries, Inc.
                                                (Registrant)



February 2, 1996                        /s/Sherman H. Norton, Jr.
     (Date)                                   (Signature)

                                          Sherman H. Norton, Jr.
                                          Chairman, Chief Executive Officer and
                                          President




WEINICK, SANDERS & CO.  LLP
CERTIFIED PUBLIC ACCOUNTANTS
1515 BROADWAY
NEW YORK, N.Y. 10036-5788
212-869-3333
FAX 212-764-3060



January 16, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Gentlemen:

We have read the statements made by DSI Industries, Inc. (copy attached), which we understand were filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report as of December 5, 1995. We agree with the statements concerning our Firm in such Form 8-K.



Very truly yours,



Weinick, Sanders & Co. LLP

















WEINICK, SANDERS & CO.  LLP
CERTIFIED PUBLIC ACCOUNTANTS
1515 BROADWAY
NEW YORK, N.Y. 10036-3788
212-869-3333
FAX 212-764-3060


January 16, 1996



Mr. David Ridley
Chief Financial Officer
DSI Industries, Inc.
5211 Brownfield Highway, Suite 230
Lubbock, Texas 79407




Dear Mr. Ridley:

This is to confirm that the client-auditor relationship between DSI Industries, Inc.(Commission File Number 0-15784) and Weinick, Sanders & Co. LLP has ceased.



Sincerely,





WEINICK, SANDERS & Co. LLP



cc:   Office of the Chief Accountant
      SECPS Letter File
      Securities and Exchange Commission
      Mail Stop 9-5
      450 Fifth Street, N.W.
      Washington, D.C. 20549